Exhibits 10.23

         AMENDMENT NO. 02

Dated September 11, 2006

TO

that certain Loan and Security Agreement No. 4611
dated as of March 21, 2005, as amended ("Agreement"), by and between
 LIGHTHOUSE CAPITAL PARTNERS V, L.P. ("Lender") and
 NOVACARDIA, INC. ("Borrower").

(All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Agreement.)

Without limiting or amending any other provisions of the Agreement, Lender and Borrower agree to the following:

The following definition shall be deleted in its entirety and replaced with the following:

        "Bridge Loan Commitment Termination Date" means September 22, 2006.

Except as amended hereby, the Agreement remains unmodified and unchanged.

BORROWER:		LENDER:
NOVACARDIA, INC.		LIGHTHOUSE CAPITAL PARTNERS V, L.P.
		By:	LIGHTHOUSE MANAGEMENT PARTNERS V, L.L.C., its general partner
By:	/s/ RANDALL E. WOODS	By:	/s/ THOMAS CONNEELY
Name:	Randall E. Woods	Name:	Thomas Conneely
Title:	President and CEO	Title:	Vice President